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                                                                    EXHIBIT 10.1

                      TWENTY-EIGHTH AMENDMENT TO THE THIRD
                        AMENDED AND RESTATED AGREEMENT OF
                  LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P.

         This TWENTY-EIGHTH AMENDMENT TO THE THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P., dated as of March 25, 2002 (this "Amendment"), is being executed by AIMCO-GP, Inc., a Delaware corporation (the "General Partner"), as the general partner of AIMCO Properties, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the authority conferred on the General Partner by the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of July 29, 1994, as amended and/or supplemented from time to time (the "Agreement"). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1 of the Partnership Unit Designation of the Class R Partnership Preferred Units of AIMCO Properties, L.P. (Exhibit FF to the Agreement) is hereby amended to read in its entirety as set forth below:

         1. NUMBER OF UNITS AND DESIGNATION.

                  A class of Partnership Preferred Units is hereby designated as "Class R Partnership Preferred Units," and the number of Partnership Preferred Units constituting such class shall be 5,940,000.

         2. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.


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         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                                            GENERAL PARTNER:

                                            AIMCO-GP, INC.



                                            By: /s/ PAUL MCAULIFFE
                                               ---------------------------------
                                               Name:    Paul McAuliffe
                                               Title:   Vice President